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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CORNELL COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

        The sole purpose of this Amendment No. 1 to our Definitive Proxy Statement filed April 25, 2008 is to amend the proxy card filed as part of the Proxy Statement. The proxy card incorrectly stated that the Proxy Statement was dated April 24, 2008 instead of April 25, 2008. There are no changes to the body of the Proxy Statement nor any other changes to the proxy card.

PROXY CARD
CORNELL COMPANIES, INC.

PROXY SOLICITED BY
THE BOARD OF DIRECTORS OF CORNELL COMPANIES, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 12, 2008

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Cornell Companies, Inc. (the “Company”), dated April 25, 2008, in connection with the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 1700 West Loop South, Suite 1500, Houston, Texas 77027, at 9:00 a.m., Central Time, on Thursday, June 12, 2008, and does hereby appoint James E. Hyman, John R. Nieser and William E. Turcotte, and each of them (with full power to act alone), proxies of the undersigned with all the powers the undersigned would possess if personally present and with full power of substitution in each of them, to appear and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof.

The shares represented hereby will be voted as directed herein.  IN EACH CASE, IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED “FOR” ITEMS 1 AND 2 AND “AGAINST” ITEM 3.  AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, SAID PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THIS PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as the name appears on this card.  Joint owners should each sign.  Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc.  Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

☒                                  PLEASE MARK VOTES AS IN THIS EXAMPLE

The Company’s Board of Directors recommends a vote FOR items 1 and 2 and AGAINST item 3.

1.                                       Election of Directors (or if any nominee is not available for election, such substitute as the Company’s Board of Directors may designate) for a one-year term ending at the Annual Meeting of Stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal.

NOMINEES:  Max Batzer, Anthony R. Chase, Richard Crane, Zachary R. George, Andrew R. Jones, Todd Goodwin, James E. Hyman, Alfred J. Moran, Jr. and D. Stephen Slack.

(INSTRUCTION: To withhold authority to vote for any one or more individual nominees, write the name of each such nominee in the space provided below.)

☐	FOR all nominees listed above	☐	WITHHOLD AUTHORITY to vote for all nominees listed above

	☐	FOR all nominees listed above, except as indicated below

2.                                       To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                                       Shareholder proposal that the Company provide semi-annual reports to shareholders regarding the Company’s political contributions and trade association dues

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting.

Mark box at right if you plan to attend the Meeting     ☐

Mark box at right if an address change or comment has been noted on the reverse side of the card     ☐

Please be sure to sign and date this Proxy.

Date:	, 2008

Print Name

Signature

Signature (if joint)

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EXPLANATORY NOTE